                               UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549


                                 FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934


             Date of Report (date of earliest event reported):
                               June 27, 2003


                               AIRGAS, INC.
          ______________________________________________________
          (Exact name of registrant as specified in its charter)



   Delaware                       1-9344                    56-0732648
_______________            _______________________         _____________
(State or other            (Commission File Number)        (I.R.S. Employer
jurisdiction of                                            Identification No.)
incorporation)



                 259 North Radnor-Chester Road, Suite 100
                          Radnor, PA  19087-5283
                 _________________________________________
                 (Address of principal executive offices)



Registrant's telephone number, including area code: (610) 687-5253
                                                    ______________

Item 9.  Regulation FD Disclosure
         ________________________

In accordance with the Securities and Exchange Commission's interim guidance regarding Form 8-K Item 12 filing requirements as set forth in Release No. 33-8216, the following information is intended to be furnished by Airgas, Inc. (the "Company") under Item 12, "Disclosure of Results of Operations and Financial Condition," rather than under
Item 9. The information in this Form 8-K report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

On June 27, 2003, the Company began mailing for distribution to its stockholders its annual report and definitive proxy statement. The Company's annual report includes a Financial Highlights section (on page 17 of the annual report) that contains certain material financial information relating to fiscal years 1999 through 2003. The following financial information had not previously been disseminated to the public:

                                         1999     2000     2001     2002     2003
                                         ----     ----     ----     ----     ----
Free Cash Flow (in millions of dollars)  $5.0     $38.9    $63.5    $132.9   $104.0
Diluted Earnings per Share, excluding
 certain gains and charges               $0.66    $0.72    $0.72    $0.78    $0.97
Return on Capital                         8.3%     8.2%     8.0%     8.5%     9.1%

The Company has provided the following reconciliations of these non-GAAP financial metrics to their most comparable measure under generally accepted accounting principles on page 62 of the annual report.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow
-----------------------------------------------------------------------------

(In thousands)
Years Ended March 31,                                1999        2000        2001        2002        2003
-------------------------------------------------------------------------------------------------------------
Net cash provided by operating activities        $ 102,063   $ 100,092   $ 199,005   $ 249,381   $ 194,399

PLUS:
Dividends and fees from equity affiliates            4,533       3,973       3,668       2,583       2,507

LESS:
Cash provided by the securitization of
 trade receivables                                       -           -     (73,200)    (60,800)    (24,900)
Capital expenditures                              (101,638)    (65,211)    (65,910)    (58,297)    (67,969)
                                                 ---------   ---------   ---------   ---------   ---------
Free Cash Flow                                   $   4,958   $  38,854   $  63,563   $ 132,867   $ 104,037
                                                 =========   =========   =========   =========   =========

The Company believes Free Cash Flow provides investors meaningful insight into the ability of the Company to generate cash from continuing operations, which can be used to make acquisitions, repay debt or support other investing and financing activities.

Reconciliation of Diluted Earnings Per Share as Reported to Diluted Earnings Per Share,
 excluding certain gains and charges
---------------------------------------------------------------------------------------

Years Ended March 31,                                1999        2000        2001        2002        2003
-------------------------------------------------------------------------------------------------------------
Diluted Earnings Per Share As Reported             $ 0.72      $ 0.54      $ 0.42      $(0.15)     $ 0.94

Change in accounting principle                          -        0.01           -        0.84           -
Goodwill amortization, prior to the adoption of
 SFAS 142                                            0.18        0.19        0.20           -           -
Litigation settlements/charges                          -        0.07        0.06        0.08           -
Restructuring/special charges (recoveries), net     (0.01)      (0.02)       0.03           -        0.03
Non-recurring (gains) losses from divestitures      (0.21)      (0.11)          -        0.01           -
Other                                               (0.02)       0.04        0.01           -           -
                                                   ------      ------      ------      ------      ------
Diluted Earnings Per Share, excluding certain
 gains and charges                                 $ 0.66      $ 0.72      $ 0.72      $ 0.78      $ 0.97
                                                   ======      ======      ======      ======      ======

The Company believes that diluted earnings per share, excluding certain gains and charges noted above, are more indicative of the Company's on-going operations and provide investors meaningful trend information.

Reconciliation and Computation of Return on Capital
---------------------------------------------------

(In thousands)
Years Ended March 31,                                1999        2000        2001        2002        2003
-------------------------------------------------------------------------------------------------------------
Operating income                                  $ 112,996   $ 106,731   $ 107,949   $ 125,033   $ 155,882

PLUS (LESS):
Restructuring/special charges (recoveries),net       (1,000)     (2,829)      3,643           -       2,694
Litigation settlements/charges                            -       7,500       5,791       8,501           -
Other                                                     -       3,800           -           -           -
Depreciation and amortization                        87,926      89,308      86,754      72,945      79,844
Dividends and fees from unconsolidated affiliates     4,533       3,973       3,668       2,583       2,507
Eighty percent of depreciation expense              (49,521)    (50,908)    (50,350)    (51,828)    (58,786)
Current income tax (expense) benefit                (18,392)    (18,428)    (15,566)      4,772     (32,544)
Current taxes related to divestitures                10,673       7,680       5,069           -           -
Deferred income tax reclassification                      -           -           -     (18,986)     18,986
Tax benefit from interest expense and discount
 on securitization of trade receivables             (24,525)    (23,873)    (25,219)    (19,706)    (18,886)
                                                   --------    --------    --------    --------    --------
TOTAL RETURN                                        122,690     122,954     121,739     123,314     149,697

Five-quarter average capital employed (1)         1,484,697   1,507,761   1,522,763   1,457,613   1,647,381

Return on Capital                                       8.3%        8.2%        8.0%        8.5%        9.1%

(1) Average capital employed represents total assets plus trade receivables under the securitization program, less accounts payable, accrued expenses and other current liabilities.

The Company believes this return on capital computation provides investors a measure to reflect the relationship between operating results and average capital employed. This measure helps investors assess how effectively the Company uses the capital invested in its operations.

                                Signatures
                                __________

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AIRGAS, INC.
                                     (Registrant)


                                     BY:  /s/ Roger F. Millay
                                          ------------------------
                                          Roger F. Millay
                                          Senior Vice President - Finance &
                                          Chief Financial Officer







DATED:     June 27, 2003